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                                                                 Exhibit 10.12

                             QUIT CLAIM ASSIGNMENT
                             ---------------------

                   FOR VALUE RECEIVED, the undersigned All Capital LLC (the "Assignor") does hereby transfer, sell, assign and convey unto Raceway Ventures, LLC (the "Assignee") all of the right, title and interest of the Assignor in and to the right of the Assignor to designate 6 nominees to the Board of Directors of Mid-State Raceway, Inc. ("Mid-State") as set forth in Paragraph 3 of that certain First Amendment to Loan Agreement dated June 30, 2003 between Assignor and Mid-State (the "First Amendment"), a copy of which is annexed hereto.

                   Except as herein expressly provided to the contrary, the within assignment is being made by the Assignor (and accepted by the Assignee) without representation, warranty, covenant or agreement of any kind nature or description, including without limitation the right or ability of the Assignee to exercise and/or enforce the rights herein assigned. Assignor represents that:
(a) prior to the date hereof the Assignor has not transferred, sold, assigned or conveyed the First Amendment and/or any interest therein and/or the right herein assigned, and/or any interest therein, to any person and/or entity; (b) the execution, delivery and performance of this Assignment is within the power and authority of the Assignor, has been authorized by the taking of all required actions and does not violate the constitutional documents of the Assignor, and
(c) from and after the date hereof the Assignor shall not exercise or attempt to exercise the within assigned right.

                   IN WITNESS WHEREOF, the Assignor has executed this Quit Claim Assignment this 10th day of April, 2004.

                                            All Capital, LLC

                                            By: /s/ Shawn Scott
                                               -------------------

                                            Name: Shawn Scott